UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2003 rome bancorp, inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27481 (Commission File Number)	16-1573070 (IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (315) 336-7300

Not Applicable

(Former name or former address, if changed since last report)

Items 1 through 6. Not applicable.

Item 7. Financial Statements and Exhibits

    No financial statements are required to be filed with this report.
    No pro forma financial information is required to be filed with this report.
    The following exhibit is filed as part of this Report:

Exhibit No. Description

99.1 Press release issued by Rome Bancorp, Inc. on April 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8. Not applicable.

Item 9. Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 23, 2003, Rome Bancorp, Inc. announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated April 23, 2003, describing first quarter earnings is attached as Exhibit 99.1.

Item 10-11. Not applicable.

Item 12. Results of Operations and Financial Condition

See Item 9 per SEC Release 33-8216, March 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

rome bancorp, INc.

By: S/S Charles M. Sprock

Charles M. Sprock

Chairman of the Board, President and Chief Executive Officer

Date: April 23, 2003

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated April 23, 2003.